Financial Assets - Summary of Loans (Detail) - CNY (¥) ¥ in Millions		Dec. 31, 2017	Dec. 31, 2016
Disclosure of financial assets [Line Items]
Loans	[1]	¥ 383,504	¥ 226,573
Policy loans [member]
Disclosure of financial assets [Line Items]
Loans		107,957	92,442
Other loans [member]
Disclosure of financial assets [Line Items]
Loans	[2]	¥ 275,547	¥ 134,131

[1]	Investment contracts at fair value through profit or loss have quoted prices in active markets, and therefore, their fair value was classified as Level 1. The fair value of policy loans approximated its carrying value. The fair values of other loans, investment contracts at amortised cost and bonds payable were determined using valuation techniques, with consideration of the present value of expected cash flows arising from contracts using a risk-adjusted discount rate, allowing for the risk-free rate available on the valuation date, credit risk and risk margin associated with the future cash flows. The fair values of other loans and investment contracts at amortised cost, and bonds payable were classified as Level 3.
[2]	Other loans mainly consisted of different types of asset management products. As at 31 December 2017, asset management products of RMB44,835 million (as at 31 December 2016: RMB37,679 million) were owned by the Group, which are issued by CL AMC (including its subsidiaries), a subsidiary of the Company. The total assets of those products were RMB62,015 million (as at 31 December 2016: RMB114,499 million). Meanwhile, the Group also owned asset management products of RMB202,255 million (as at 31 December 2016: RMB77,999 million) issued by other financial institutions. Asset management products are guaranteed by third parties or with pledge, or have the fiscal annual budget income as the source of repayment, or have higher credit rating borrowers. The Group did not guarantee or provide any financing support for other loans, and considers that the carrying value of other loans represents its maximum risk exposure.